Exhibit 10.23

                             FIRST AMENDMENT TO THE
                        OMEGA BANK, NATIONAL ASSOCIATION
                              AMENDED AND RESTATED
                          SALARY CONTINUATION AGREEMENT
                               DATED MARCH 1, 2000
                                FOR DANIEL WARFEL

      THIS AMENDMENT executed on this 23rd day of December, 2003, by and between OMEGA BANK, NATIONAL ASSOCIATION, located in Huntingdon, Pennsylvania (the "Bank"), and DANIEL WARFEL (the "Officer").

      On March 1, 2000, the Bank and the Officer executed the SALARY CONTINUATION AGREEMENT (the "Agreement").

      The undersigned hereby amends, in part, said Agreement for the purpose of modifying the Normal Retirement Benefit. Therefore,

      Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 2.1.1 as follows:

      2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is seventy-five percent (75%) of the Officer's average Annual Compensation for the previous five (5) full calendar years, reduced by the following amounts:

            (a) Social Security. 50 percent of the estimated annual primary Social Security benefit to be paid at age 65;

            (b) 401(k) Plan. 100 percent of the estimated 15-year annuity that could be purchased with the Bank's matching contribution to the 401(k) Plan. The annuity is to be calculated using an annual interest rate equal to the 10-Year Treasury Note rate plus 150 basis points, compounded monthly; and

            (c) ESOP Plan. 100 percent of the estimated 15-year annuity that could be purchased with the Officer's balance in the Employee Stock Option Plan. The annuity is to be calculated using an annual interest rate equal to the 10-Year Treasury Note rate plus 150 basis points, compounded monthly.

      IN WITNESS OF THE ABOVE, the Officer and the Bank have agreed to this First Amendment.

OFFICER:                                   BANK:

                                           OMEGA BANK, NATIONAL ASSOCIATION

/s/ Daniel L. Warfel                       By /s/Robert A. Szeyller
DANIEL WARFEL
                                           Its Chairman, Compensation Committee_